UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported): September 30, 2003
                                                       ------------------

                            BLACKHAWK BANCORP, INC.
                            -----------------------
             (Exact name of registrant as specified in its charter)

          Wisconsin                   0-18599                 39-1659424
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(State or other jurisdiction  (Commission File Number)  (IRS Employer ID Number)
      of incorporation)

            400 Broad Street, Beloit, WI                    53511
            ----------------------------                    -----
            (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code:  (608) 364-8911
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Item 2. Acquisition or Disposition of Assets.

     On September 30, 2003 (the "Effective Date"), Blackhawk Bancorp, Inc., (the "Corporation") consummated its acquisition of DunC Corp. ("DunC"), a bank holding company registered under the Bank Holding Company Act of 1956, as amended, and DunC's wholly owned subsidiary, First Bank, bc ("First Bank"), an Illinois state bank.

     The Corporation acquired DunC and First Bank pursuant to an Agreement and Plan of Merger dated as of March 17, 2003 (the "Merger Agreement"), between the Corporation, DunC Merger Corporation ("Merger Corp"), a wholly owned subsidiary of the Corporation, and DunC through a series of mergers.

     Pursuant to the Merger Agreement, Merger Corp was merged with and into DunC at the close of business on the Effective Date, and DunC became a wholly owned subsidiary of the Corporation. The merger consideration was cash in the aggregate amount of $7,222,941, which will be paid to former DunC shareholders. The price paid by the Corporation for the DunC common stock was arrived at through arms-length negotiations.

     The terms of the merger of Merger Corp with and into DunC are described more fully in the Merger Agreement filed as Exhibit 2.1 to the Corporation's Form 10-QSB for the quarterly period ended March 31, 2003, which is incorporated herein by reference. The description of the transaction set forth above is qualified in its entirety by the terms set forth in the Merger Agreement.

     Immediately following the merger of Merger Corp into DunC, DunC merged with and into the Corporation, and First Bank merged with and into Blackhawk State Bank, a wholly owned subsidiary of the Corporation. As a result of these mergers the Corporation and Blackhawk State Bank were the surviving entities, and DunC and First Bank ceased to exist.

     The merger consideration paid to the former shareholders of DunC will be funded through a term loan with U.S. Bank National Association, Milwaukee, Wisconsin. The term loan for $7.5 million was entered into in the ordinary course of business and on terms commensurate with prevailing market conditions on September 26, 2003. The term loan matures on September 26, 2008. A copy of the term loan agreement is filed as an exhibit hereto and incorporated herein by reference.

     A copy of the Corporation's Press Release announcing the consummation of the Corporation's acquisition of DunC and First Bank is filed as an exhibit hereto and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

     (a)  Financial Statements of Businesses Acquired.

     The financial information required to be filed pursuant to Item 7(a) of Form 8-K will be filed on Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial current report on Form 8-K was required to be filed.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required to be filed pursuant to Item 7(b) of Form 8-K will be filed on Form 8-K/A as soon as practicable, but in no event later than 60 days from the date this initial current report on Form 8-K was required to be filed.

     (c)  Exhibits.

     The following exhibits are filed as part of this report:

     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger by and Among Blackhawk Bancorp, Inc. DunC Merger Corporation and DunC Corp. dated as of March 17, 2003(1)<F1>

     4 Credit Agreement with US Bank National Association dated September 26, 2003(2)<F2>

     99 Joint Press Release issued by Blackhawk Bancorp, Inc and DunC Corp. relating to consummation of the Merger (2)<F2>

     (1)<F1> Incorporated by reference to Blackhawk Bancorp, Inc. Quarterly Report on Form 10-QSB (File No. 000-18599) for the Three Months Ended March 31, 2003 filed on May 14, 2003

     (2)<F2> Enclosed herewith

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   BLACKHAWK BANCORP, INC.

                                   /s/ Todd J. James
                                   -----------------------------
                                   Todd J. James,
                                   Executive Vice President and
                                   Chief Financial Officer

October 10, 2003